[THE AMERICAN FUNDS GROUP(R)]

SEMI-ANNUAL REPORT
FOR THE SIX MONTHS ENDED MAY 31, 1999

THE
NEW
ECONOMY
FUND

[cover:  abstract background]

THE NEW ECONOMY FUND

The New Economy Fund's objective is to help you participate in the many investment opportunities created as society continues the shift from producing standardized goods to providing a wide array of information and services. The fund has the flexibility to invest all over the world in industries ranging from broadcasting and publishing to banking and insurance, gas and electric utilities to cable television, cellular telephones to merchandising, airlines to health care, and entertainment to computer software and the Internet - all of which are able to benefit from the accelerating demand for services and information.

The New Economy Fund(r) is one of 29 mutual funds in The American Funds Group,(r) the nation's third-largest mutual fund family. For more than six decades, Capital Research and Management Company, the American Funds adviser, has invested with a long-term focus based on thorough research and attention to risk.


RESULTS AT A GLANCE
for periods ended May 31, 1999 (with all distributions reinvested)

Six Months (total return)                                                   +17.02%
12 Months (total return)                                                    +22.08
Lifetime (average annual compound return since December 1, 1983)            +16.70

Fund results in this report were computed without a sales charge unless otherwise indicated. Here are the total returns and average annual compound returns with all distributions reinvested for periods ended June 30, 1999 (the most recent calendar quarter), assuming payment of the 5.75% maximum sales charge at the beginning of the stated periods:

                  Total             Average Annual
                  Return            Compound Return
10 Years          +356.45%          +16.40%
Five Years        +161.22           +21.17
One Year          +19.30            -

Sales charges are lower for accounts of $50,000 or more. THE FIGURES IN THIS REPORT REFLECT PAST RESULTS AND ARE NOT PREDICTIVE OF FUTURE RESULTS. SHARE PRICE AND RETURN WILL VARY, SO YOU MAY LOSE MONEY. INVESTING FOR SHORT PERIODS MAKES LOSSES MORE LIKELY. INVESTMENTS ARE NOT FDIC-INSURED, NOR ARE THEY DEPOSITS OF OR GUARANTEED BY A BANK OR ANY OTHER ENTITY. OF COURSE, INVESTMENTS OUTSIDE THE UNITED STATES INVOLVE SPECIAL RISKS SUCH AS CURRENCY FLUCTUATIONS, POLITICAL INSTABILITY, DIFFERING SECURITIES REGULATIONS, AND PERIODS OF ILLIQUIDITY. GLOBAL DIVERSIFICATION CAN HELP REDUCE THESE RISKS.



FELLOW SHAREHOLDERS:

We are pleased to report that The New Economy Fund continued to gain ground during the first half of its 1999 fiscal year, furthering a pattern of strong results for the past few years. For the six months ended May 31, the value of your shares increased 17.0% assuming you, like most of the fund's shareholders, reinvested the income dividend of 10 cents a share and capital gain distribution of $2.54 a share paid during the period.

MEASURING THE FUND'S RESULTS

Unlike many other growth funds, The New Economy Fund does not fit neatly into an investment category that can be tracked by just one index. Consequently, we track the fund's progress relative to three indexes that together represent the fund's potential investment universe. We're happy to report that the fund handily outpaced each of these benchmarks.

The first - the Lipper Growth Funds Index, which tracks 30 of the largest growth-oriented U.S. mutual funds - recorded a total return of 14.5% for the period. The second - the Russell 2500, an unmanaged measure of small- and medium-capitalization U.S. stocks - went up 11.8%. The last of the fund's relative benchmarks - the unmanaged Morgan Stanley Capital International EAFE(r) (Europe, Australasia, Far East) Index, which measures all major markets outside North America - rose 4.2% for the six months.

Another widely reported index - the unmanaged Standard & Poor's 500 Composite Index, which tracks 500 relatively large companies listed primarily on U. S. exchanges - returned 12.6% for the period.

TELECOMMUNICATIONS LEADS THE WAY

The fund's November to May gain was broadly based, with approximately two-thirds of all securities held in New Economy's portfolio throughout the period rising in price.

Once again, telecommunications made particularly strong contributions to results. This segment of the portfolio continued to benefit from a trend toward consolidation and strong unit growth. Three of the biggest gainers in your fund were AirTouch Communications (+75.7%), which has agreed to be acquired by Vodafone, the British-based mobile phone operator; Sprint (+55.0%) and Telefonos de Mexico (+71.7%).

Another telecommunications company, AT&T, was the primary catalyst for the continued strong performance of cable stocks in your fund's portfolio. Having agreed to acquire Tele-Communications last year, AT&T continued its foray into the cable television arena with its successful bid for MediaOne in May. Two other large holdings in the fund benefited from AT&T's expansion into cable:
Time Warner (+28.7%) and Comcast (+58.4%).

On the down side, U.S. financial stocks did not fare quite so well. Toward the end of the six months, market participants became skittish when fears of rising inflationary pressure led the Federal Reserve Board to announce a "bias" toward a pre-emptive hike in short-term interest rates, a move finally made at the end of June. Other portfolio holdings experienced price weakness related to earnings. Rentokil, for example - a British service company that was one of the fund's largest positions at the end of fiscal 1998 - declined 39.9% after management announced that earnings would be lower than expected.

FINDING INCREASING VALUE IN ASIA

Another significant change in The New Economy Fund since the end of fiscal 1998 has been growth in the amount of the fund's assets invested outside the United States - to a total of 29.5%, as the table at left reflects. Up from 26.7% one year ago, this represents the highest amount the fund has ever had invested outside the United States.

Poor economic conditions in many non-U.S. markets created significant investment values. In the Asian markets in particular, we found good values for the fund. Since November 30, the fund's participation in Japanese stocks has nearly quadrupled, with other increases in Hong Kong, South Korea, Malaysia, the Philippines and Taiwan.

[Begin Sidebar]
WHERE THE FUND'S ASSETS ARE INVESTED
Geographical distribution of net assets as of May 31, 1999

                             PERCENT OF
COUNTRY                      NET ASSETS
UNITED STATES                58.3%

EUROPE
United Kingdom               3.1
Italy                        1.5
Netherlands                  1.2
Germany                      1.2
Switzerland                  1.1
Sweden                       .9
Denmark                      .7
France                       .7
Ireland                      .1
Luxembourg                   .1
Greece                       .1
ASIA/PACIFIC

Japan                        5.1
Australia                    2.0
Philippines                  1.2
Taiwan                       1.0
South Korea                  .5
Hong Kong                    .4
Malaysia                     .3
New Zealand                  .1

LATIN AMERICA & CANADA

Mexico                       2.3
Canada                       1.9
Argentina                    .1
Brazil                       .1

SUPRANATIONAL                3.8

TOTAL NON-U.S.               29.5

CASH & EQUIVALENTS           12.2

Total                        100.0%

[End Sidebar]

KEEPING YOUR EXPECTATIONS REALISTIC

The New Economy Fund's objective is to take advantage of growth in services and information companies around the world. Our investment philosophy, based on in-depth research and a value-oriented approach, has helped us continue to find attractive opportunities in this rapidly changing economy.

In closing, we would like to issue a note of caution. While the fund has benefited from an unusually strong U.S. stock market, we must nonetheless keep in mind that markets can and will go down. Your fund will not be immune. Shareholders who have maintained a long-term perspective through periodic downturns as well as through bull markets have, over time, been well rewarded.

We look forward to reporting to you again in six months.

Cordially,

/s/William R. Grimsley     /s/Timothy D. Armour
William R. Grimsley        Timothy D. Armour
Chairman of the Board      President

July 15, 1999



THE NEW ECONOMY FUND
Investment Portfolio, May 31, 1999
---------------------------------------------------
Largest Holdings by Industry
[pie chart]
Broadcasting & Publishing                  19.14%
Telecommunications                         10.74
Computer Services & Software                7.44
Electronic Data Products                    6.47
Miscellaneous Business Services             5.90
All Other Industries                       38.06
Cash & Equivalents                         12.25
---------------------------------------------------

[end pie chart]


THE NEW ECONOMY FUND
May 31, 1999

-------------------------------------------
                                      Percent
                                           of
     10 Largest Equity Holdings       Net Assets

AT&T Corp. - Liberty Media Group          4.70%
Viacom                                    3.16
Time Warner                               2.30
Fannie Mae                                2.13
Comcast                                   2.13
Cendant                                   1.80
Telefonos de Mexico                       1.73
Carnival                                  1.59
Computer Associates International         1.47
Consolidated Stores                       1.40


The New Economy Fund
Investment Portfolio, May 31, 1999
                                                            Shares or  Market Percent
Equity Securitites (common and preferred stocks             Principal   Value Of Net
 and convertible debentures)                                   Amount    (000)Assets
--------------------------------------------                 -------- ----------------


BROADCASTING & PUBLISHING  -  19.14%
AT&T Corp., Liberty Media Group, Class A (formerly           5,241,635$348,241  4.70%
Tele-Communications, Inc., Liberty Media Group) (1)
Viacom Inc., Class B, nonvoting (1)                          6,070,000 233,695   3.16
Time Warner Inc.                                             2,500,000 170,156   2.30
Comcast Corp., Class A, special stock                        4,100,000 157,850   2.13
News Corp. Ltd., preferred (ADR) (Australia)                   825,000  25,111
News Corp. Ltd., preferred                                   2,884,702  21,997
News Corp. Ltd.                                              2,164,566  17,873
News Corp. Ltd. (ADR)                                          500,000  16,594   1.10
USA Networks, Inc. (1)                                       1,650,000  66,000    .89
Mediaset SpA (Italy)(2)                                      5,760,000  46,361    .63
Nippon Television Network Corp. (Japan)                        109,780  37,986    .51
EMAP PLC (United Kingdom)                                    1,680,000  35,212    .48
Grupo Televisa, SA (ADR) (Mexico) (1)                          786,300  32,877    .44
Sinclair Broadcast Group, Inc., Class A (1)                  2,340,000  32,467    .44
Fox Entertainment Group, Inc., Class A (1)                   1,200,000  30,600    .41
Infinity Broadcasting Corp., Class A (1)                     1,068,200  27,306    .37
CANAL + (France)                                                81,370  23,490    .32
Chris-Craft Industries, Inc. (1)                               463,500  21,379    .29
Thomson Corp. (Canada)                                         600,000  17,713    .24
ProSieben Media AG, nonvoting preferred (Germany)              410,000  17,467    .23
CBS Corp. (1)                                                  300,000  12,525    .17
Adelphia Communications Corp., Class A (1)                     131,100   9,898    .13
AUDIOFINA (Luxembourg)                                         185,000   8,160    .11
Flextech PLC (United Kingdom)(1)                               500,000   6,923    .09

TELECOMMUNICATIONS  -  10.74%
Telefonos de Mexico, SA de CV, Class L (ADR) (Mexico)        1,601,960 128,057   1.73
Nextel Communications, Inc., Class A (1)                     2,250,000  82,969   1.12
NTT Mobile Communications Network, Inc. (Japan)                  1,243  67,690    .92
Telecom Italia SpA, nonvoting savings  (Italy)               7,907,100  42,692
Telecom Italia SpA                                           2,400,000  24,673    .91
Mannesmann AG (ADR)(Germany)                                   475,000  65,075    .88
Swisscom AG (Switzerland)(1)                                   151,392  54,429    .73
MCI WorldCom, Inc. (1)                                         576,550  49,799    .67
Vodafone Group PLC (ADR) (United Kingdom)                      200,000  38,275    .52
Tele Danmark AS, Class B (ADR) (Denmark)                       440,000  22,522
Tele Danmark AS                                                110,000  11,215    .45
AT&T Corp.                                                     581,775  32,289    .44
SkyTel Communications, Inc.(1)                               1,370,000  27,828    .38
AirTouch Communications (1)                                    275,000  27,637    .37
Korea Telecom Corp. (ADR) (South Korea) (1)                    748,900  23,824    .32
Western Wireless Corp., Class A (1)                            958,200  23,476    .31
Sprint Corp.                                                   200,000  22,550    .30
Nippon Telegraph and Telephone Corp. (Japan)                     1,200  11,666    .16
Telecom Corp. of New Zealand Ltd. (New Zealand)              2,200,000   9,497    .13
Grupo Iusacell, SA de CV, Class L (ADR) (Mexico)(1)            750,000   9,281    .13
Tele Celular Sul Participacoes SA (ADR) (Brazil)               450,000   8,466    .11
Globalstar Telecommunications Ltd. (1)                         333,268   5,895    .08
Stet Hellas Telecommunciations SA (ADR)(Greece)(1)             153,100   3,483    .05
Telecom Argentina STET - France Telecom SA,                     75,000   2,138    .03
 Class B (ADR) (Argentina)

COMPUTER SERVICES & SOFTWARE -  7.44%
Cendant Corp. (1)                                            7,225,000 133,211   1.80
Computer Associates International, Inc.                      2,300,000 108,819   1.47
Oracle Corp. (1)                                             2,975,000  73,817   1.00
Microsoft Corp. (1)                                            740,000  59,709    .81
HNC Software Inc. (1)                                        1,030,000  27,875    .38
PeopleSoft, Inc. (1)                                         1,650,000  26,709    .36
Autodesk, Inc.                                                 850,900  23,506    .32
Paychex, Inc.                                                  750,000  22,219    .30
Cisco Systems, Inc. (1)                                        200,000  21,800    .29
Altera Corp. (1)                                               580,000  20,191    .27
Intuit Inc. (1)                                                200,000  16,275    .22
CBT Group PLC (ADR) (Ireland)(1)                               700,000  10,675    .14
Epicor Software Corp. (formerly Platinum Software Corp.) (     900,000   6,356    .08

ELECTRONIC DATA PRODUCTS  -  6.47%
Taiwan Semiconductor Manufacturing Co. Ltd. (Taiwan)(1)     20,770,000  74,861   1.01
Applied Materials, Inc. (1)                                  1,050,000  57,750    .78
Microchip Technology Inc. (1)                                1,250,000  54,844    .74
Rohm Co., Ltd. (Japan)                                         407,000  53,080    .72
Adaptec, Inc. (1)                                            1,400,000  43,225    .58
Texas Instruments Inc.                                         300,000  32,813    .44
Telefonaktiebolaget LM Ericsson, Class B (ADR) (Sweden)        780,000  21,011
Telefonaktiebolaget LM Ericsson, Class B                       300,000   7,995    .39
Maxim Integrated Products, Inc. (1)                            519,000  27,734    .37
Molex Inc.                                                     700,000  21,437    .29
Storage Technology Corp. (1)                                   850,000  16,894    .23
Intel Corp.                                                    300,000  16,219    .22
ADVANTEST CORP. (Japan)                                        200,000  15,802    .21
3Com Corp. (1)                                                 500,000  13,656    .19
Electronics for Imaging, Inc. (1)                              200,000   9,812    .13
Samsung Electronics Co., Ltd. (South Korea)                    135,000   9,394    .13
SCI Systems, Inc.(1)                                            76,100   3,158    .04

MISCELLANEOUS BUSINESS SERVICES - 5.90%
Robert Half International Inc (1)                            2,674,500  75,387   1.02
Rentokil Initial PLC (United Kingdom)                       16,025,000  64,389    .87
Concord EFS, Inc. (1)                                        1,332,450  45,137    .61
Snyder Communications, Inc. (1)                              1,625,000  39,711    .53
Stewart Enterprises, Inc., Class A                           1,900,000  35,031    .47
Black Box Corp. (1)                                            740,800  33,799    .45
Metamor Worldwide, Inc. (1)                                  1,100,000  30,113    .41
Adecco SA (Switzerland) (1)                                     48,000  25,070    .34
Profit Recovery Group International, Inc. (1)                  565,700  20,825    .28
Dun & Bradstreet Corp.                                         500,000  17,500    .24
Trimble Navigation Ltd. (1)                                  1,090,000  13,625    .18
Rental Service Corp. (1)                                       500,000  11,937    .16
Bright Horizons Family Solutions, Inc.(1)                      495,000   9,405    .13
Park-Ohio Industries, Inc. (1)                                 550,000   8,800    .12
ABR Information Services, Inc. (1)                             198,100   5,002    .07
InaCom Corp. (1)                                               100,000   1,106    .01
EarthWatch Inc. 8.5% convertible preferred,                    220,580     551    .01
 Series C  (1)(2)(3)(4)
]
BANKING  -  5.10%
Wells Fargo & Co.                                            2,206,660  88,266   1.19
Sakura Bank, Ltd. (Japan)                                   24,371,000  82,321
Sakura Finance (Bermuda) Trust 0.75% convertible           864,000,000   5,694   1.19
 preference units (Incorporated in Bermuda)
Toronto-Dominion Bank (Canada)                                 630,000  33,264    .45
Charter One Financial, Inc.                                  1,146,862  32,614    .44
Westpac Banking Corp. (Australia)                            4,477,421  30,633    .41
Associated Banc-Corp                                           781,250  27,051    .37
STB Cayman Capital, Ltd. 0.50% convertible debentures 2007$2,240,000,0  18,178    .25
Unidanmark A/S, Class A (Denmark)                              250,700  17,555    .24
Bank of the Philippine Islands (Philippines)                 5,410,600  17,131    .23
First Union Corp.                                              227,200  10,465    .14
Keystone Financial, Inc.                                       225,000   7,207    .10
Philippine Commercial International Bank, Inc. (Philippine     682,030   4,814    .06
ForeningsSparbanken AB, Class A (Sweden)                       114,500   2,340    .03

MISCELLANEOUS FINANCIAL SERVICES  -  5.01%
Fannie Mae                                                   2,321,500 157,862   2.13
Freddie Mac                                                  1,375,000  80,180   1.08
SLM Holding Corp.                                            1,200,000  49,800    .66
Capital One Financial Corp.                                    225,000  33,905    .46
Insignia/ESG Holdings, Inc. (formerly Insignia               1,000,000  12,250    .17
 Financial Group, Inc.) (1)
ORIX Corp. (Japan)                                             154,000  12,180    .16
CB Richard Ellis Services, Inc.  (1)                           500,000   9,687    .13
Fidelity National Financial, Inc.                              550,000   9,316    .13
American Capital Strategies, Ltd.                              325,000   6,317    .09

MERCHANDISING  -  4.99%
Consolidated Stores Corp. (1)                                3,018,750 103,770   1.40
Kohl's Corp. (1)                                               950,000  64,778    .87
Dollar General Corp.                                         1,375,000  36,523    .49
Circuit City Stores, Inc. - Circuit City Group                 475,000  34,111    .46
Michaels Stores, Inc. (1)                                    1,000,000  26,750    .36
Ito-Yokado Co., Ltd. (Japan)                                   425,000  25,245    .34
Kingfisher PLC (United Kingdom)                              1,250,000  15,728    .21
Coles Myer Ltd. (Australia)                                  2,800,391  14,635    .20
AutoZone, Inc. (1)                                             500,000  14,469    .20
PETsMART, Inc.                                               1,000,000   9,000    .12
MSC Industrial Direct Co., Inc., Class A (1)                   460,600   8,694    .12
DFS Furniture Co. PLC (United Kingdom)                       1,300,000   6,160    .08
Home Depot, Inc.                                                98,000   5,574    .08
Circuit City Stores, Inc. - CarMax Group (1)                   900,000   4,331    .06

INSURANCE  -  4.47%
Fairfax Financial Holdings Ltd. (Canada)(1)                    311,000  87,380   1.17
XL Captial Ltd. (formerly EXEL Ltd.) (Bermuda - Incorporat   1,350,000  82,097   1.11
 in Cayman Islands)
ING Groep NV (Netherlands)                                     853,224  45,490
ING Groep NV, warrants, expire 2001(1)                         660,000   9,612    .74
American International Group, Inc.                             337,500  38,580    .52
PartnerRe Holdings Ltd. (Singapore - Incorporated in Bermu     553,900  20,598    .28
20th Century Industries                                      1,000,000  18,313    .25
HCC Insurance Holdings, Inc.                                   622,300  13,846    .19
Mercury General Corp.                                          300,000  10,819    .15
Allianz AG (Germany)                                            15,000   4,088    .06

ENTERTAINMENT & LEISURE  -  3.43%
Carnival Corp.                                               2,870,000 117,670   1.59
Mirage Resorts, Inc. (1)                                     2,750,000  56,375    .76
Star Cruises PLC (United Kingdom)                            6,181,000  23,982    .32
Nintendo Co., Ltd. (Japan)                                     200,000  23,398    .32
MGM Grand, Inc. (1)                                            400,000  16,800    .23
VTech Holdings Ltd. (Hong Kong)                              4,000,000  11,658    .15
Vail Resorts, Inc. (1)                                         200,000   4,125    .05
Genting International PLC (Malaysia)(1)                      1,800,000     414    .01

MISCELLANEOUS PUBLIC SERVICES - 2.12%
Williams Companies, Inc.                                     1,666,600  86,351   1.16
Hays PLC (United Kingdom)                                    4,900,000  45,622
Suez Lyonnaise des Eaux (France)(1)                            149,500  24,573
Suez Lyonnaise des Eaux, rights, expire 2001 (1)                57,900     552    .62
Suez Lyonnaise des Eaux(1)                                     259,500       2    .34

ENVIRONMENTAL SERVICES - 0.99%
Allied Waste Industries, Inc. (1)                            2,400,000  44,700    .60
Waste Management, Inc.                                         543,500  28,738    .39

RESTAURANTS - 0.85%
Brinker International, Inc. (1)                              2,250,000  63,141    .85

COMPUTER SYSTEMS - 0.74%
International Business Machines Corp.                          188,000  21,867    .30
Silicon Graphics, Inc. (1)                                   1,120,300  13,864    .19
Lexmark International Group, Inc., Class A (1)                  50,000   6,806    .09
Gateway 2000, Inc. (1)                                         100,000   6,081    .08
Compaq Computer Corp.                                          250,000   5,922    .08

ELECTRIC UTILITIES  -  0.71%
Manila Electric Co., Class A (GDR)(Philippines)(1)(3)        1,550,000  20,090
Manila Electric Co., Class B                                 5,629,930  19,460    .53
National Power PLC (United Kingdom)                            940,000   7,307    .10
Scottish and Southern Energy PLC (formerly Southern            600,000   5,686    .08
 Electric PLC) (United Kingdom)

DIVERSIFIED SERVICES  -  0.68%
Benpres Holdings Corp. (GDR) (Philippines)(1)                6,000,000  28,500    .38
Brambles Industries Ltd. (Australia)                           831,538  22,165    .30

HEALTH & HOSPITAL SERVICES  -  0.64%
FIRST HEALTH Group Corp. (1)                                   720,000  14,580    .20
United HealthCare Corp.                                        200,000  11,650    .16
Columbia/HCA Healthcare Corp.                                  380,000   8,954    .12
Cardinal Health, Inc.                                          115,650   6,982    .09
Nu Skin Enterprises, Inc., Class A (1)                         290,000   5,220    .07

HEALTH & PERSONAL CARE SERVICES - 0.60%
Quintiles Transnational Corp. (1)                              850,000  34,531    .47
Trigon Healthcare, Inc. (1)                                    264,600  10,088    .13

ADVERTISING - 0.59%
Interpublic Group of Companies, Inc.                           300,000  22,725    .31
Omnicom Group Inc.                                             300,000  21,000    .28

SAFETY & SECURITY SERVICES - 0.58%
Securitas AB, Class B (Sweden)                               2,512,000  35,735    .48
Protection One, Inc. (1)                                     1,350,000   7,425    .10

ENERGY SERVICES  -  0.56%
Schlumberger Ltd. (Netherlands Antilles)                       513,500  30,906    .42
Linear Technology Corp.                                        200,000  10,600    .14

LEASING SERVICES - 0.43%
Hertz Corp., Class A                                           481,300  26,441    .36
IKON Office Solutions, Inc.                                    382,400   5,330    .07

DELIVERY SERVICES - 0.40%
TNT Post Groep (Netherlands)                                 1,173,900  29,431    .40

REAL ESTATE  -  0.17%
Mitsubishi Estate Co., Ltd. (Japan)                          1,320,000  12,506    .17

INFORMATION & PRINTING SERVICES - 0.05%
Primark Corp. (1)                                              141,910   3,840    .05

MISCELLANEOUS - 4.95%
Other equity securities in initial period of acquisition               367,044   4.95

TOTAL EQUITY SECURITIES (cost: $4,163,233,000)                        6,502,00  87.75




Short Term Securities
--------------------------------------------


                                                            Principal  Market Percent
                                                               Amount   Value Of Net
                                                                (000)   (000) Assets
                                                             -------- ----------------
CORPORTATE SHORT-TERM NOTES - 10.48%

Bellsouth Capital Funding Corp. 4.77% due 6/8-6/9/1999(2)       75,200  75,117   1.01
General Electric Capital Corp. 4.79%-4.93% due 6/1-8/2/199      61,500  61,125    .82
Procter & Gamble Co. 4.77% due 6/17-6/25/1999                   55,000  54,844    .74
Electronic Data Systems Corp. 4.76%-4.79% due 6/8-7/14/199      54,700  54,556    .74
Associates First Capital Corp. 4.84%-4.86% due 6/1-8/4/199      52,200  51,857    .70
Archer Daniels Midland Co. 4.77%-4.85% due 7/19-9/17/1999       52,100  51,556    .70
Lucent Technologies Inc. 4.78%-4.83% due 6/11-7/28/1999         48,800  48,647    .66
H.J. Heinz Co. 4.78%-4.82% due 6/21-7/26/1999                   45,600  45,346    .61
Coca-Cola Co. 4.77%-4.78% due 6/11-8/20/1999                    45,000  44,585    .60
Emerson Electric Co. 4.79% due 6/2-6/3/1999                     43,500  43,488    .59
Eastman Kodak Co. 4.80%-4.85% due 7/28-9/21/1999                43,400  42,826    .58
Xerox Corp. 4.77%-4.78% due 6/17-6/22/1999                      39,900  39,799    .54
Ford Motor Credit Co. 4.77%-4.83% due 6/16-7/9/1999             34,300  34,158    .46
Campbell Soup Co. 4.78%-4.82% due 6/11-6/25/1999                30,600  30,508    .41
Fortune Brands Inc. 4.79%-4.80% due 7/8-7/29/1999(2)            29,900  29,703    .40
International Lease Finance Corp. 4.78%-4.82% due 7/23-8/1      29,010  28,784    .38
Chevron Transportation 4.83% due 7/7/1999(2)                    20,000  19,901    .27
General Motors Acceptance Corp. 4.83% due 6/3/1999              19,900  19,892    .27

FEDERAL AGENCY DISCOUNT NOTES - 1.60%

Fannie Mae 4.73%-4.82% due 8/5-8/30/1999                        67,548  66,778    .90
Freddie Mac 4.72%-4.81% due 6/10-8/26/1999                      52,000  51,600    .70

NON-U.S. CURRENCY -  0.13%

New Taiwanese Dollars                                      NT$301,913    9,261    .13


TOTAL SHORT-TERM SECURITIES (cost: $904,203,000)                       904,331  12.21

TOTAL INVESTMENT SECURITIES (cost: $5,067,436,000)                    7,406,33  99.96

Excess of cash and receivables over payables                             2,938    .04

NET ASSETS                                                            $7,409,2100.00%


(1)Non-income-producing security.
(2)Purchased in a private placement transaction; resale to the public may require registration or sale only to qualified institutional buyers.
(3)Valued under procedures established by the Board of Trustees.
(4)Payment in kind. The issuer has the option of paying additional securities in lieu of cash.

ADR = American Depositary Receipts
GDR = Global Depositary Receipts


See Notes to Financial Statements






Equity securities appearing in the portfolio since November 30, 1998
Adecco
ADVANTEST
AT&T
Autodesk
Bank of the Philippine Islands
Dollar General
Dun & Bradstreet
Fidelity National Financial
Grupo Iusacell
Hays
Infinity Broadcasting
Ito-Yokado
Kingfisher
Kohl's
Korea Telecom
Lexmark International Group
Mannesmann
Maxim Integrated Products
Mercury General
Nextel Communications
Nippon Telegraph and Telephone
Nippon Television Network
Paychex
Quintiles Transnational
Robert Half International
Samsung Electronics
Sinclair Broadcast Group
SkyTel Communications
Storage Technology
Swisscom
Tele Celular Sul Participacoes
TNT Post Groep
Toronto-Dominion Bank
Trimble Navigation
VTech Holdings
Western Wireless


Equity securities eliminated from the portfolio since November 30, 1998
Administaff
America Online
Ascend Communications
Brylane
Claire's Stores
CompuCom Systems
Data Broadcasting
Dickson Concepts (International)
Electric Lightwave
First Data
Garden Ridge
Hong Kong Telecommunications
Host Marriot Services
Human Genome Sciences
ISS - International Service System
JLK Direct Distribution
K N Energy
Life Re
Micron Technology
Midway Games
NTL
Panafon Hellenic Telecommunications
Pittston Brink's
Reuters Group
Royal Bank of Canada
Security Capital Group
Security Dynamics Technologies
SOFT BANK
St. George Bank
Tele-Communications, TCI Ventures Group
Telefonica
Telefonica de Argentina
TeleTech Holdings
Trenwick Group
TV Azteca
USWeb
Walt Disney
YAHOO!


The New Economy Fund                                     (Unaudited)
Financial Statements
Statement of Assets and                                  (dollars in
Liabilities at May 31, 1999                               thousands)
                                       --------------  ----------------
Assets:
Investment securities at market
 (cost: $5,067,436)                                       $7,406,331
Cash                                                               7
Receivables for-
 Sales of investments                       $ 48,923
 Sales of fund's shares                       11,581
 Dividends                                     5,472          65,976
                                       --------------  ----------------
                                                           7,472,314
Liabilities:
Payables for-
 Purchases of investments                     47,347
 Repurchases of fund's shares                  9,053
 Management services                           2,594
 Other expenses                                4,051          63,045
Net Assets at May 31, 1999-            --------------  ----------------
 Equivalent to $24.73 per share on
 299,566,495 shares of beneficial
 interest issued and outstanding;
 unlimited shares authorized                              $7,409,269
                                                       =============



Statement of Operations                                  (dollars in
for the six months ended May 31, 1999                     thousands)
-------------------------------------  --------------  ----------------
Investment Income:
Income:
 Dividends                                  $ 25,220
 Interest                                     19,440        $ 44,660
                                       ----------------
Expenses:
 Management services fee                      14,115
 Distribution expenses                         8,410
 Transfer agent fee                            3,078
 Reports to shareholders                         199
 Registration statement and prospectu            311
 Postage, stationery and supplies                569
 Trustees' fees                                   79
 Auditing and legal fees                          52
 Custodian fee                                   462
 Taxes other than federal income tax              81
 Other expenses                                   70          27,426
                                       --------------  ----------------
 Net investment income                                        17,234
                                                       ----------------
Realized Gain and Unrealized
 Appreciation on Investments:
Net realized gain                                            610,509
Net increase in unrealized
 appreciation on investments:
 Beginning of period                       1,930,694
 End of period                             2,338,830
  Net unrealized appreciation          ----------------
   on investments                                            408,136
 Net realized gain and unrealized                      ----------------
  appreciation on investments                              1,018,645
Net Increase in Net Assets                             ----------------
 Resulting from Operations                                $1,035,879
                                                       =============




                                                         (dollars in
Statement of Changes in Net Assets                        thousands)
-------------------------------------  -------------   -------------
                                          Six months
                                               ended      Year ended
                                          5/31/1999*      11/30/1998
Operations:                            -------------   -------------
Net investment income                     $   17,234      $   33,166
Net realized gain on investments             610,509         675,033
Net unrealized appreciation
 on investments                              408,136         422,890
                                       -------------   -------------
 Net increase  in net assets
  resulting from operations                1,035,879       1,131,089
                                       -------------   -------------
Dividends and Distributions Paid to
 Shareholders:
Dividends from net investment income         (25,515)        (28,423)
Distributions from net realized
 gain on investments                        (648,071)       (394,742)
                                       -------------   -------------

 Total dividends and distributions          (673,586)       (423,165)
                                       -------------   -------------
Capital Share Transactions:
Proceeds from shares sold:
 36,222,383 and 42,169,768
 shares, respectively                        868,594         937,603
Proceeds from shares issued in
 reinvestment of net investment income
 dividends and distributions of net
 realized gain on investments:
 29,146,133 and 20,671,001 shares,
 respectively                                645,821         403,196
Cost of shares repurchased:
 21,190,336 and 37,059,740
 shares, respectively                       (506,117)       (814,395)
                                       -------------   -------------
 Net increase in net assets resulting
  from capital share transactions          1,008,298         526,404
                                       -------------   -------------
Total Increase in Net Assets               1,370,591       1,234,328

Net Assets:
Beginning of period                        6,038,678       4,804,350
End of period (including undistribute  -------------   -------------
 net investment income: $13,408 and
 $21,689, respectively)                   $7,409,269      $6,038,678
                                       =============   =============


* Unaudited


 See Notes to Financial Statements


1.  ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

    ORGANIZATION - The New Economy Fund (the "fund") is registered under the Investment Company Act of 1940 as an open-end, diversified management investment company. The fund seeks long-term growth of capital.

    SIGNIFICANT ACCOUNTING POLICIES - The financial statements have been prepared in conformity with generally accepted accounting principles which require management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates. The following is a summary of the significant accounting policies consistently followed by the fund in the preparation of its financial statements:

    SECURITY VALUATION - Equity securities, including depositary receipts, are valued at the last reported sale price on the exchange or market on which such securities are traded, as of the close of business on the day the securities are being valued or, lacking any sales, at the last available bid price. In cases where equity securities are traded on more than one exchange, the securities are valued on the exchange or market determined by the investment adviser to be the broadest and most representative market, which may be either a securities exchange or the over-the-counter market. Short-term securities maturing within 60 days are valued at amortized cost, which approximates market value. Securities and assets for which representative market quotations are not readily available are valued at fair value as determined in good faith by a committee appointed by the Board of Trustees.

    NON-U.S. CURRENCY TRANSLATION - Assets and liabilities initially expressed in terms of non-U.S. currencies are translated into U.S. dollars at the prevailing market rates at the end of the reporting period. Purchases and sales of securities and income and expenses are translated into U.S. dollars at the prevailing market rates on the dates of such transactions. The effects of changes in non-U.S. currency exchange rates on investment securities and other assets and liabilities are included with the net realized and unrealized gain or loss on investment securities.

    SECURITY TRANSACTIONS AND RELATED INVESTMENT INCOME - Security transactions are accounted for as of trade date. Realized gains and losses from securities transactions are determined based on specific identified cost. Dividend income is recognized on the ex-dividend date, and interest income is recognized on an accrual basis. Market discounts, premiums and original issue discounts on securities purchased are amortized daily over the expected life of the security.

    DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS - Dividends and distributions paid to shareholders are recorded on the ex-dividend date.


2.  NON-U.S. TAXATION

    Dividend and interest income is recorded net of non-U.S. taxes paid. For the six months ended May 31, 1999, such non-U.S. taxes were $1,571,000. Net realized currency gains on dividends, interest, withholding taxes reclaimable, sales of non-U.S. bonds and notes, and other receivables and payables, on a book basis, were $39,000 for the six months ended May 31, 1999.

3.  FEDERAL INCOME TAXATION

    The fund complies with the requirements of the Internal Revenue Code applicable to regulated investment companies and intends to distribute all of its net taxable income and net capital gains for the fiscal year. As a regulated investment company, the fund is not subject to income taxes if such distributions are made. Required distributions are determined on a tax basis and may differ from net investment income and net realized gains for financial reporting purposes. In addition, the fiscal year in which amounts are distributed may differ from the year in which the net investment income and net realized gains are recorded by the fund.

    As of May 31, 1999, net unrealized appreciation on investments for book and federal income tax purposes aggregated $2,338,895,000, of which $2,545,078,000 related to appreciated securities and $206,183,000 related to depreciated securities. During the six months ended May 31, 1999, the fund realized, on a tax basis, a net capital gain of $605,235,000 on securities transactions. Net gains related to non-U.S. currency transactions of $18,000 were treated as an adjustment to ordinary income for federal income tax purposes. The cost of portfolio securities for book and federal income tax purposes was $5,067,436,000 at May 31, 1999.

4.  FEES AND TRANSACTIONS WITH RELATED PARTIES

INVESTMENT ADVISORY FEE - The fee of $14,115,000 for management services was incurred pursuant to an agreement with Capital Research and Management Company
(CRMC), with which certain officers and Trustees of the fund are affiliated. The Investment Advisory and Service Agreement provides for monthly fees, accrued daily, based on an annual rate of 0.58% of the first $500 million of the fund's average net assets; 0.48% of such assets in excess of $500 million but not exceeding $1 billion; 0.44% of such assets in excess of $1 billion but not exceeding $1.5 billion; 0.41% of such assets in excess of $1.5 billion but not exceeding $2.5 billion; 0.39% of such assets in excess of $2.5 billion but not exceeding $4 billion; 0.38% of such assets in excess of $4 billion but not exceeding $6.5 billion; and 0.375% of such assets in excess of $6.5 billion.
If net assets fall below $3 billion, the Agreement provides for lower fees based on annual rates of 0.60% of the first $300 million of average net assets; 0.48% of such assets in excess of $300 million but not exceeding $750 million; 0.45% of such assets in excess of $750 million but not exceeding $1.25 billion; 0.42% of such assets in excess of $1.25 billion.

    DISTRIBUTION EXPENSES - Pursuant to a Plan of Distribution, the fund may expend up to 0.25% of its average net assets annually for any activities primarily intended to result in sales of fund shares, provided the categories of expenses for which reimbursement is made are approved by the fund's Board of Trustees. Fund expenses under the Plan include payments to dealers to compensate them for their selling and servicing efforts. During the six months ended May 31, 1999, distribution expenses under the Plan were $8,410,000. As of May 31, 1999, accrued and unpaid distribution expenses were $3,714,000.

    American Funds Distributors, Inc. (AFD), the principal underwriter of the fund's shares, received $2,730,000 (after allowances to dealers) as its portion of the sales charges paid by purchasers of the fund's shares. Such sales charges are not an expense of the fund and, hence, are not reflected in the accompanying statement of operations.

    TRANSFER AGENT FEE - American Funds Service Company (AFS), the transfer agent for the fund, was paid a fee of $3,078,000.

    DEFERRED TRUSTEES' FEES - Trustees who are unaffiliated with CRMC may elect to defer part or all of the fees earned for services as members of the Board. Amounts deferred are not funded and are general unsecured liabilities of the fund. As of May 31, 1999, aggregate deferred amounts and earnings thereon since the deferred compensation plan's adoption (1993), net of any payments to Trustees, were $199,000.

    CRMC is owned by The Capital Group Companies, Inc. AFS and AFD are both wholly owned subsidiaries of CRMC. Certain Trustees and officers of the fund are or may be considered to be affiliated with CRMC, AFS and AFD. No such persons received any remuneration directly from the fund.

5.  INVESTMENT TRANSACTIONS AND OTHER DISCLOSURES

    The fund made purchases and sales of investment securities, excluding short-term securities, of $1,629,372,000 and $1,469,167,000 respectively, during the six months ended May 31, 1999.

    As of May 31, 1999, accumulated undistributed net realized gain on investments was $604,483,000 and paid-in capital was $4,452,548,000.

    Pursuant to the custodian agreement, the fund receives credits against its custodian fee for imputed interest on certain balances with the custodian bank. The custodian fee of $462,000 includes $26,000 that was paid by these credits rather than in cash.


PER-SHARE DATA AND RATIOS
                                               Six months
                                                   ended            Year   ended Novembe      30
                                               --------- ---------------------------------------
                                               5/31/1999(    1998    1997    1996   19951994 (2)
                                               --------- ---------------------------------------
Net Asset Value, Beginning
 of Period                                         $23.65   20.92    18.5 $16.98 $14.65  $16.47
                                               --------- ---------------------------------------

Income (Loss) from Investment
 Operations:
 Net investment income                               .06     .13     .12     .14    .20     .17
 Net gains (losses) on securities
  (both realized and unrealized)                     3.66   4.44    3.57    2.26   2.99    (.59)
  Total income (loss)from                      --------- ---------------------------------------
   investment operations                            3.72    4.57    3.69     2.4   3.19   -0.42
                                               --------- ---------------------------------------
Less Distributions:
 Dividends (from net investment
  income)                                           (.10)   (.12)   (.14)   (.19)  (.18)   (.12)
 Distributions (from capital
  gains)                                           (2.54)  (1.72)  (1.13)   (.69)  (.68)  (1.28)
                                               --------- ---------------------------------------
   Total distributions                             (2.64)  (1.84)  (1.27)   (.88)  (.86)  (1.40)
                                               --------- ---------------------------------------
Net Asset Value, End of Period                    $24.73    23.65   20.92    18.5  16.98   14.65
                                               ========= =======================================
Total Return (3)                                 17.02%(4  23.73%  21.64%  15.00% 23.22%  (2.94)%

Ratios/Supplemental Data:
 Net assets, end of period
  (in millions)                                   $7,409  $6,039  $4,804  $4,223 $3,523  $2,592
 Ratio of expenses to average
  net assets                                       .40% (4)  .79%    .81%    .84%   .88%    .85%
 Ratio of net income to
  average net assets                               .25% (4)  .60%    .66%    .85%  1.33%   1.25%
 Portfolio turnover rate                         24.26% (4)38.55%  31.62%  29.54% 27.03%  25.51%


 1 Unaudited
 2 Adjusted to reflect the 100% share
    dividend effective May 26, 1994.
 3 Excludes maximum sales charge of 5.75%.
 4 Based on operations for the period shown and, accordingly, not representative of a full year.

[The American Funds Group(r)]
OFFICES OF THE FUND AND
OF THE INVESTMENT ADVISER,
CAPITAL RESEARCH AND
MANAGEMENT COMPANY
333 South Hope Street
Los Angeles, California 90071-1443

135 South State College Boulevard
Brea, California 92821-5823

TRANSFER AGENT FOR
SHAREHOLDER ACCOUNTS
American Funds Service Company
(Please write to the address nearest you.)
P.O. Box 2205
Brea, California 92822-2205

P.O. Box 659522
San Antonio, Texas 78265-9522

P.O. Box 6007
Indianapolis, Indiana 46206-6007

P.O. Box 2280
Norfolk, Virginia 23501-2280

CUSTODIAN OF ASSETS
State Street Bank and Trust Company
225 Franklin Street
Boston, Massachusetts 02105-1713

COUNSEL
O'Melveny & Myers LLP
400 South Hope Street
Los Angeles, California 90071-2899

PRINCIPAL UNDERWRITER
American Funds Distributors, Inc.
333 South Hope Street
Los Angeles, California 90071-1462

FOR INFORMATION ABOUT YOUR ACCOUNT OR ANY OF THE FUND'S SERVICES, PLEASE CONTACT YOUR FINANCIAL ADVISER. YOU MAY ALSO CALL AMERICAN FUNDS SERVICE COMPANY, TOLL-FREE, AT 800/421-0180 OR VISIT WWW.AMERICANFUNDS.COM ON THE WORLD WIDE WEB.

This report is for the information of shareholders of The New Economy Fund, but it may also be used as sales literature when preceded or accompanied by the current prospectus, which gives details about charges, expenses, investment objectives and operating policies of the fund. If used as sales material after September 30, 1999, this report must be accompanied by an American Funds Group Statistical Update for the most recently completed calendar quarter.

PREPARING FOR THE YEAR 2000

The fund's key service providers - Capital Research and Management Company, the investment adviser, and American Funds Service Company, the transfer agent - have updated all significant computer systems to process date-related information properly following the turn of the century. Testing of these and other systems with business partners, vendors and other service providers will continue through much of 1999. We will continue to keep you up to date in our regular publications. If you would like more detailed information, call Shareholder Services at 800/421-0180, ext. 21, or visit our Web site at www.americanfunds.com.

Printed on recycled paper
Litho in USA BDC/GRS/4215
Lit. No. NEF-013-0799